U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: February 12, 2008


                      NATURALLY ADVANCED TECHNOLOGIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


  British Columbia, Canada                0-50367                 98-359306
____________________________       _____________________       ________________
(State or other jurisdiction       (Commission file no.)       (IRS employer of
       Incorporation)                                           Identification)


                             402 - 1008 Homer Street
                  Vancouver, British Columbia, Canada, V6B 2X1
                  ____________________________________________
                    (Address of Principal Executive Offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

On February 12, 2008, the Board of Directors of Naturally Advanced Technologies, Inc., a corporation organized under the laws of the Province of British Columbia (the "Company"), made a public announcement and press release disclosing material non-public information regarding its fourth quarter financial results.

The press release dated February 12, 2008 of the Company is filed as Exhibit
99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

99.1 Press Release of Naturally Advanced Technologies, Inc. dated February 12, 2008.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           NATURALLY ADVANCED TECHNOLOGIES, INC.



Date:  February 12, 2008                   By: /s/ KEN BARKER
                                               ___________________________
                                                   Ken Barker
                                                   Chief Executive Officer
























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